PROS Holdings, Inc. Third Quarter 2022 Investor Presentation Updated November 1, 2022 ir@pros.com

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 2 Disclaimer / Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about macroeconomic conditions, the impact of the coronavirus (COVID-19) pandemic; our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak, including variants, and, among other effects, the timeframe for recovery of the travel industry, (b) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (c) increasing business from customers and maintaining subscription renewal rates, (d) managing our growth effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) migrating customers to our latest cloud solutions, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 3 To optimize every shopping and selling experience. Our vision…

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 4 PROS at a Glance $270mm+ Total Revenue TTM Q3 ‘22 84% Recurring Revenue as a % of Q3 ‘22 Total Revenue $30B+ Underpenetrated, Addressable Market Subscription Revenue Growth YoY Q3 ‘22 60+ Countries with Customers 17% 93%+ Customer Gross Revenue Retention Rate TTM Q3 ‘22 Avg. Revenue Uplift Customers Generate Using PROS 8% 2T+ Transactions Processed Annually

Business Overview

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 6 We believe the combination of artificial intelligence and omnichannel, digital selling technology is critical for businesses to meet buyers’ expectations and thrive in today’s everchanging markets.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 7 Customer Buying Experience, The New Battlefield 89% of businesses expect to compete mainly on customer experience, up from just 36% in 2010 Source: Gartner

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 8 Customer Buying Experience, The New Battlefield • Speed • Transparency • Personalization • Consistency

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 9 THE CUSTOMER ECOMMERCECRM API+ Robust Product Catalogs Product and Service Configuration Performance Quoting Streamlined Sales Agreements Sales Opportunity Insights Omnichannel Price Management Customer-Specific Price Optimization Real-Time Price Delivery Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Learn more about The PROS Platform.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 10 THE PASSENGER MobileAirline.com NDC API Revenue Management Dynamic Pricing Ancillary Merchandising Bundling & Segmentation Group & Corporate Sales Pricing & Shopping Digital Retailing Booking, Ticketing & Servicing GDS For Travel Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence Digital Offer Marketing ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Learn more about The PROS Platform for Travel.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 11 The Industry-Leading PROS Platform ✓The only single, fully connected platform in our space • B2B: PROS is the only vendor to be ranked as a Leader by industry analysts in the Price Optimization & Management and Configure-Price- Quote categories. • Travel: PROS is uniquely able to deliver an end-to-end solution that enables airlines as retailers to optimize every shopping and selling experience an airline owns. ✓A high-performance price delivery architecture PROS technology and architecture is featured as a use case of the scale cube in The Art of Scalability, showcasing extreme performance, reliability, and scalability of a distributed real-time platform. ✓Experienced, proven AI Our SaaS native solutions process over 2 trillion transactions per year to generate AI-based outcomes for our customers – that’s more than 12x the number of transactions processed by Visa in a year.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 12 Platform Strategy Provides Numerous Vectors for Growth LAND EXPAND EXTEND Highly differentiated, modularized capabilities with proven ROI and rapid time-to-value drive customer acquisition. Many expansion paths; customers can adopt new modules or capabilities, add new divisions or geographies, or expand in usage volume. Extensible platform empowers PROS partner ecosystem and customers to bring new digital selling innovations to market.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 PROS is a Proven Leader in AI and Machine Learning AI and Machine Learning Solutions International Business Award 2022 Best AI-based Solution for Sales AI Breakthrough Awards 2022 Silver Globee for Business Intelligence Innovation 14th Annual Golden Bridge Business and Innovation Awards 2022 Artificial Intelligence Excellence Award for Automated Reasoning Artificial Intelligence Excellence Awards 2022 Learn more about PROS AI Neural Networks Deep Learning Reinforcement Learning Pricing Optimization Demand Forecasting Explainable AI Extensible AI

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 PROS Delivers Significant ROI Learn more about PROS ROI study. +8% +200 bp +67% Revenue Uplift Margin Improvement Efficiency Gain A study of 131 customers’ self-reported results showed, on average, …from the use of PROS solutions.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 15 Leading Companies Across Industries Choose PROS to Power Commerce Travel TechnologyHealthcare Chemicals & Energy Food & ConsumablesB2B Services Automotive & Industrial

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 16 Hear What PROS Customers Have to Say This is the first time in our company’s recorded history that we’ve had inflationary pressures and actually been able to increase our margins – and that’s because of PROS.” VP of Pricing Fortune 500 Distributor Our industry certainly has been faced with rising material costs, transportation costs, constraints of supply, throw in a global pandemic, why don't you. The need for technology that's dynamic and flexible, it's critical for businesses in today's day and age. And having PROS be part of our technology ecosystem. That solution has allowed us to continue to be flexible. Murrae-Anne Carlson WESCO Anixter Senior Director, Pricing Solutions In the emerging digital selling landscape, customers are looking for frictionless buying experiences, with immediate responses about pricing and delivery. PROS has proved to be an excellent partner, committed to our success. Jean-Phillippe Bitouzet Saint Gobain Director, Supply Chain & Business Model See all our customer case studies and testimonials on pros.com. There are small cost investment, large impact, like Salesforce, PROS as a pricing tool, Tableau as an analytical tool. Lance Fritz Union Pacific CEO, Q2 2020 Earnings Call

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 PROS TAM is Massive, Global and Growing $30B+ Underpenetrated, Addressable Market(1) Strategic Industries and Geographies +$9B Emerging Industries and Geographies$21B $2.4B Automotive & Industrial $1.6B Food & Consumables $1.3B Healthcare $1.2B Travel $1.0B B2B Services $800mm Technology $700mm Chemicals & Energy (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 18 Go-To-Market Strategy to Drive Market Penetration Direct Sales Model Partner Ecosystem 62 Quota-Carrying Personnel Target Industry Alignment Americas | EMEA | APAC Technology Partners System Integrators

Financial Overview

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 20 66.1 98.7 145.3 170.5 178.0 203.3 2017 2018 2019 2020 2021 2022E Subscription Revenue Growth Trajectory ($mm, % YoY Growth) 49% 17% 47% 4% 14% • 28% CAGR 2017 through 2021 • Continued growth through the COVID-19 pandemic • Re-accelerating growth in 20221 1 1) 2022 dollar value and growth rate based on the mid-point of the Subscription Revenue 2022 Guidance. 2022 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 21 Driving Consistent Margin1 Expansion 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 69% 71% 72% 75% 76% 76% 77% 59% 60% 61% 63% 63% 64% 64% 50% 55% 60% 65% 70% 75% 80% Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Non-GAAP Subscription Gross Margin Non-GAAP Gross Margin 750+ basis point improvement in 7 quarters 550+ basis point improvement in 7 quarters

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 22 Third Quarter 2022 Earnings Recap $mm (Except Per Share) Q3 2022 Q3 2021 Delta TTM 9/30/2022 TTM 9/30/2021 Delta Total Revenue $70.3 $62.7 12% $270.2 $247.3 9% Subscription Revenue $51.8 $44.1 17% $197.9 $173.9 14% Adjusted EBITDA ($2.2) ($4.4) $2.3 ($23.6) ($22.6) ($1.0) Free Cash Flow ($9.1) ($8.5) ($0.5) ($24.1) ($7.4) ($16.7) Non-GAAP Net Loss Per Share ($0.06) ($0.13) $0.07 ($0.57) ($0.63) $0.06

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 23 Guidance Summary Q4 2022 Guidance v. Q4 2021 at Mid-Point Full Year 2022 Guidance v. Prior Year at Mid-Point Total Revenue $68.5 to $69.5 6% $273.75 to $274.75 9% Subscription Revenue $52.1 to $52.6 11% $203.0 to $203.5 14% ARR n/a n/a $246.0 to $250.0 9% Subscription ARR n/a n/a $224.0 to $228.0 16% Non-GAAP Loss Per Share $(0.14) to $(0.11) $0.04 n/a n/a Adjusted EBITDA $(5.2) to $(4.2) $1.7 $(22.5) to $(21.5) $2.8 Free Cash Flow n/a n/a $(25.0) to $(21.0) $(2.8) Notes: • The 2022 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. • Based on an estimated 45.5 million basic weighted average shares outstanding for the fourth quarter of 2022 and a 22% non-GAAP estimated tax rate for the fourth quarter and full year 2022. • Please see appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 24 Long-Term Targets Notes: • The long-term targets shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. • For definitions of non-GAAP measures, please refer to the appendix of this presentation. 20% Approaching 70% 10%+ Total Revenue Annual Growth Total Gross Margin (Non-GAAP) Adjusted EBITDA Margin (Non-GAAP) 10%+ Free Cash Flow Margin (Non-GAAP) Targets are set for 3-5 years (FY2025 – FY2027)

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 25 Supplemental Business Metrics Revenue Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Subscription $ 42,897 $ 42,648 $ 44,224 $ 44,119 $ 47,015 $ 48,765 $ 50,386 $ 51,763 Maintenance and Support $ 9,663 $ 9,674 $ 8,570 $ 8,477 $ 8,390 $ 7,855 $ 7,249 $ 7,071 Recurring Revenue $ 52,560 $ 52,322 $ 52,794 $ 52,596 $ 55,405 $ 56,620 $ 57,635 $ 58,834 Services $ 8,298 $ 9,056 $ 9,607 $ 10,075 $ 9,568 $ 9,872 $ 10,727 $ 11,514 Total Revenue $ 60,858 $ 61,378 $ 62,401 $ 62,671 $ 64,973 $ 66,492 $ 68,362 $ 70,348 Recurring Revenue % 86% 85% 85% 84% 85% 85% 84% 84% Revenue by Geography Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 United States $ 19,824 $ 20,876 $ 21,875 $ 23,275 $ 22,866 $ 23,194 $ 23,908 $ 24,952 Europe $ 18,497 $ 18,692 $ 18,562 $ 18,571 $ 20,659 $ 20,823 $ 20,865 $ 20,816 Rest of World $ 22,537 $ 21,810 $ 21,964 $ 20,825 $ 21,448 $ 22,475 $ 23,589 $ 24,580

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 26 Supplemental Business Metrics Financial & Operating Metrics Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Non-GAAP Gross Margin1 61% 59% 60% 61% 63% 63% 64% 64% Non-GAAP Subscription Gross Margin1 70% 69% 71% 72% 75% 76% 76% 77% Non-GAAP Recurring Revenue Gross Margin1 72% 71% 71% 72% 75% 76% 76% 76% Adjusted EBITDA1 $ (4,175) $ (9,352) $ (4,676) $ (4,438) $ (6,356) $ (9,123) $ (5,970) $ (2,160) Cash and Cash Equivalents $ 329,134 $ 323,929 $ 318,326 $ 308,642 $ 227,553 $ 217,393 $ 215,178 $ 206,824 Recurring Deferred Revenue $ 95,551 $ 109,504 $ 97,510 $ 95,774 $ 96,133 $ 116,948 $ 103,510 $ 105,650 Total Deferred Revenue $ 110,528 $ 122,006 $ 109,131 $ 105,764 $ 106,266 $ 128,802 $ 115,485 $ 116,191 TTM Recurring Calculated Billings1 $ 185,572 $ 196,329 $ 203,468 $ 200,748 $ 213,699 $ 224,858 $ 228,255 $ 238,370 Remaining Performance Obligations2 $ 389,700 $ 401,300 $ 390,500 $ 373,000 $ 360,500 $ 433,100 $ 434,900 $ 442,300 Remaining Performance Obligations - Current $ 178,900 $ 191,000 $ 190,300 $ 180,500 $ 184,600 $ 201,100 $ 197,400 $ 199,300 Free Cash Flow1 $ 11,430 $ (4,632) $ (5,726) $ (8,518) $ (1,334) $ (11,475) $ (2,239) $ (9,067) Total Headcount (including contractors) 1,403 1,409 1,409 1,401 1,545 1,541 1,597 1,626 Quota-carrying Personnel – New Business 51 54 56 64 67 64 58 62 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2) Remaining performance obligation represents contracted revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.

Our Values

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 28 Our Mission: To Help People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS Learn more about our incredible culture

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 29 Governance, Security, & Environmental Sustainability Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously. ✓ ISO 27001 Certified ✓ ISO 27018 Certified ✓ SOC1 Type 2 Certified ✓ SOC2 Type 2 Certified ✓ Cloud Security Alliance Compliant ✓ GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 30 Diversity & Inclusion PROS Employee Resource Groups (ERGs) Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion. Committed to a Diverse & Inclusive Environment We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a ‘people first’ culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more 27% 30% 30% 29% 33% 32% 35% 35% 36% 36% 2017 2018 2019 2020 2021 25% 25% 27% 26% 26% 17% 21% 23% 24% 25% 2017 2018 2019 2020 2021 Overall Representation % of All Employees Globally Management % of All Managers Globally Overall Representation % of All Employees U.S. Management % of All Managers U.S. Women at PROS Underrepresented Minorities in the U.S. 2021 figures based on 1,210 global employees as of 12/31/21 2021 figures based on 805 employees in the U.S. as of 12/31/21 Note: Underrepresented Minorities include AA, Hispanic and Multicultural For further disclosures on D&I at PROS, read our ESG report.

Appendix

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 32 Supplemental Information – Explanation of Non-GAAP Measures PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription. In calculating the non- GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net loss before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, acquisition-related expenses, amortization of acquisition-related intangibles, depreciation and amortization, new headquarters noncash rent expense, severance and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs. Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 33 Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) Low High Adjusted EBITDA GAAP Loss from Operations $ (24,100) $ (23,100) Amortization of acquisition-related intangibles 2,000 2,000 Severance 5,000 5,000 Share-based compensation 10,700 10,700 Depreciation and other amortization 1,200 1,200 Adjusted EBITDA $ (5,200) $ (4,200) Q4 2022 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (87,300) $ (86,300) Amortization of acquisition-related intangibles 9,700 9,700 Severance 6,500 6,500 Share-based compensation 43,400 43,400 Depreciation and other amortization 5,200 5,200 Adjusted EBITDA $ (22,500) $ (21,500) Full Year 2022 Guidance

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 34 Supplemental Information - GAAP to Non-GAAP Reconciliations (unaudited) Gross Profit Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 GAAP Gross Profit $ 35,539 $ 34,886 $ 35,997 $ 36,619 $ 38,996 $ 39,131 $ 40,721 $ 42,738 Amortization of acquisition-related intangibles 886 421 391 384 752 1,983 1,685 1,555 Share-based compensation 587 826 976 951 926 825 1,006 1,050 Non-GAAP Gross Profit $ 37,012 $ 36,133 $ 37,364 $ 37,954 $ 40,674 $ 41,939 $ 43,412 $ 45,343 Non-GAAP Gross Margin 61% 59% 60% 61% 63% 63% 64% 64% Subscription Gross Profit Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 GAAP Subscription Gross Profit $ 29,377 $ 28,847 $ 30,635 $ 30,997 $ 34,109 $ 34,986 $ 36,640 $ 37,934 Amortization of acquisition-related intangibles 714 408 391 384 752 1,983 1,685 1,555 Share-based compensation 126 148 178 182 207 151 185 174 Non-GAAP Subscription Gross Profit $ 30,217 $ 29,403 $ 31,204 $ 31,563 $ 35,068 $ 37,120 $ 38,510 $ 39,663 Non-GAAP Subscription Gross Margin 70% 69% 71% 72% 75% 76% 76% 77% Recurring Revenue Gross Profit Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 GAAP Recurring Revenue Gross Profit $ 36,737 $ 36,263 $ 37,048 $ 37,430 $ 40,446 $ 40,674 $ 41,901 $ 43,053 Amortization of acquisition-related intangibles 886 421 391 384 752 1,983 1,685 1,555 Share-based compensation 190 252 305 313 343 242 283 283 Non-GAAP Recurring Revenue Gross Profit $ 37,813 $ 36,936 $ 37,744 $ 38,127 $ 41,541 $ 42,899 $ 43,869 $ 44,981 Non-GAAP Recurring Revenue Gross Margin 72% 71% 71% 72% 75% 76% 76% 76% Adjusted EBITDA Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 GAAP Loss From Operations $ (13,426) $ (20,590) $ (16,306) $ (15,808) $ (21,639) $ (26,503) $ (20,537) $ (16,181) Acquisition-related expenses - - - - 2,386 - - - Amortization of acquisition-related intangibles 1,363 867 885 845 1,420 2,975 2,597 2,221 Severance - - - - - 1,508 - - Share-based compensation 5,922 8,170 8,606 8,634 9,665 11,225 10,766 10,626 Depreciation and other amortization 2,387 2,201 2,139 1,891 1,812 1,672 1,204 1,174 Capitalized internal-use software development costs (421) - - - - - - - Adjusted EBITDA $ (4,175) $ (9,352) $ (4,676) $ (4,438) $ (6,356) $ (9,123) $ (5,970) $ (2,160) Free Cash Flow Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Cash Flow From Operations $ 12,452 $ (4,429) $ (4,985) $ (8,171) $ (970) $ (11,014) $ (1,931) $ (8,991) Purchase of property and equipment (excluding new headquarters) (601) (203) (741) (347) (364) (461) (308) (76) Capitalized internal-use software development costs (421) - - - - - - - Free Cash Flow $ 11,430 $ (4,632) $ (5,726) $ (8,518) $ (1,334) $ (11,475) $ (2,239) $ (9,067)

Thank You pros.com